Investment	12 Months Ended
Dec. 31, 2024
Investment [Abstract]
Investment
10.	Investment

In December 2021, the Company entered into an agreement for a Secured Convertible Promissory Note (“Note”) with principal of $800,000. The Note accrued interest at a rate of 6% per annum, with 3% payable in cash every calendar quarter and 3% payable in notes (note 5). The Note was converted into Series C Preferred Stock (“Shares”) of the issuer effective October 1, 2023, with 8,000 warrants issued to the Company. The Shares are secured by the assets of the issuer. As at December 31, 2024, the fair value of the Shares and warrants was estimated to be $900,844.

	As at December 31,	As at December 31,
	2024	2023
Balance, beginning of period	$850,685	$806,000
Payments received	-	(6,000)
Fair value adjustment	50,159	50,685
Balance, end of period	$900,844	$850,685